Exhibit 1.01

ECHOSTAR CORPORATION
HUGHES SATELLITE SYSTEMS CORPORATION

Conflict Minerals Report

For the reporting period from January 1, 2015 to December 31, 2015

Introduction and Background

This Conflict Minerals Report (the “Report”) of EchoStar Corporation (“EchoStar”) and Hughes Satellite Systems Corporation (“Hughes” and, together with EchoStar and the respective subsidiaries of EchoStar and Hughes, the “Company,” “we,” “our” and/or “us”) has been prepared pursuant to Rule 13p-1 (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2015 to December 31, 2015. The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products.  The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (collectively, the “Conflict Minerals”) that originated in the Democratic Republic of the Congo (“DRC”) and certain adjoining countries (collectively with the DRC, the “Covered Countries”).

Pursuant to the Rule, the Company has concluded, in good faith, that during the reporting period from January 1, 2015 to December 31, 2015:

•
the Company manufactured, or contracted to manufacture, products whose manufacture was completed in calendar year 2015 as to which Conflict Minerals are necessary to the functionality or production of those products (our “Covered Products”); and

•
based on its good faith reasonable country of origin inquiry (“RCOI”) regarding the Conflict Minerals in our Covered Products, the Company had reason to believe that certain of the Conflict Minerals necessary to the functionality or production of our Covered Products may have originated in one or more of the Covered Countries and that such Conflict Minerals may not be from recycled or scrap sources.

Therefore, the Company performed due diligence on the source and chain of custody of such Conflict Minerals in our Covered Products. The Company is filing this Report with its Specialized Disclosure Report on Form SD (the “Form SD”) to comply with the requirements of the Rule. This Report has not been subject to an independent private sector audit.

PART I. COMPANY OVERVIEW AND DESCRIPTION OF PRODUCTS COVERED BY THIS REPORT

Description of Products

We are a global provider of satellite operations, video delivery solutions, digital set top boxes, and broadband satellite technologies and services for home and office, delivering innovative network technologies, managed services, and solutions for enterprises and governments.  This Report relates to our Covered Products, which consist of:

Broadband Satellite Systems — The Company’s broadband and satellite products include broadband systems and terminals, mobile satellite systems, handheld devices and IP data terminals for mobile satellite operators, all of which support the delivery of a wide range of bandwidth-intensive services as well as privately-branded service offerings, including high-speed internet/intranet access, video conferencing, distance learning, telemedicine, newsgathering, fleet operations and broadband on planes, trains and maritime.

Digital Set-Top Boxes — The Company’s digital set-top boxes include digital set-top boxes used by consumers for the viewing of television content delivered via satellite or cable or over the air.  Certain models of the Company’s digital set-top boxes also contain internal hard drives to enable digital video recorder features as well as software-enabled advanced capabilities and functionalities.  In addition to digital set-top boxes, the Company designs and develops related products, including satellite dishes and remote controls.

SAGE by Hughes —The Company’s integrated home automation and self-monitoring system, which incorporates a Hub (principal control unit) and peripheral devices designed to allow individual users remote access to a variety of home control and home monitoring features.

Slingbox™ Units— The Company’s Slingbox units enable “placeshifting” technology, which allows a customer, at his or her option, to watch and control digital television content anywhere in the world via a broadband internet connection.

Certain of our Covered Products are designed, developed, engineered, manufactured, assembled and/or distributed by us; however, we also outsource a significant portion of these functions to third parties.  We work with third-party vendors for the development and manufacture of components that are integrated into our Covered Products.  We develop dual sourcing capabilities for critical parts when practical and we evaluate outsourced subcontract vendors on a periodic basis.

PART II. DESIGN OF OUR DUE DILIGENCE MEASURES

We designed our due diligence measures based on the five-step framework laid out by the Organization for Economic Co-operation and Development in its OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (2013), including the related supplements on gold, tin, tantalum and tungsten (collectively, the “OECD Guidance”).  Summarized below are the components of our due diligence measures as they relate to the five-step framework from the OECD Guidance.

Establish Strong Company Management Systems for Conflict Minerals Supply Chain Due Diligence

Designate Internal Corporate Team

The Company has an internal team, composed of senior members of the Company’s supply chain and procurement operations and the legal department, which evaluates the Company’s supply chain processes and sourcing procedures and designs and supports the Company’s due diligence efforts.  The team meets periodically to develop and refine a due diligence process that:

•	is consistent with the OECD Guidance,

•	conforms to the requirements of the Rule, and

•	is appropriate given the structure and operations of the Company’s supply chain departments.

The Company’s internal audit department monitors the diligence process, provides feedback and reviews the due diligence results.

Each existing and new supplier and manufacturer (collectively referred to as “suppliers”) is assigned to a specific employee within the supply chain department who reports to a senior supply chain manager.  A senior supply chain manager disseminates all necessary information and documentation to each employee in the supply chain department responsible for interfacing directly with suppliers.

Commit to a supply chain policy for minerals from conflict-affected and high-risk areas

The Company maintains a policy relating to Conflict Minerals (the “Policy”) stating that suppliers shall:

•
have a policy to reasonably assure that the Conflict Minerals in the products they manufacture for or supply to the Company do not directly or indirectly finance or benefit armed groups that are perpetrators of serious human rights abuses in the Covered Countries;

•	exercise due diligence on the source and chain of custody of these minerals and make their due diligence measures available to the Company upon the Company’s request; and

•
be prepared to assist the Company in meeting the Conflict Minerals reporting requirements under the Rule, as well as other national or international mineral reporting regimes that may arise in the future.

The Policy is incorporated into the Company’s supplier code of conduct, which is available to our suppliers on our websites.  All suppliers of the Company are obligated to comply with the supplier code of conduct.

Establish a system of controls and transparency over the Conflict Minerals supply chain

The Company employs a system of controls to promote transparency over our Conflict Minerals supply chain by utilizing the Conflict Minerals Reporting Template (“Conflict Minerals Reporting Template”), which is a supply chain survey designed to facilitate the transfer of information through the supply chain to identify the smelters and refiners that process the necessary Conflict Minerals in our Covered Products. The Conflict Minerals Reporting Template was developed by the Conflict-Free Sourcing Initiative (“CFSI”), an Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative. The Company maintains an automated database of the completed Conflict Minerals Reporting Templates submitted to the Company by our suppliers (the “Conflict Minerals Response Database”), which helps us process and analyze the information provided by our suppliers. Once in the Conflict Minerals Response Database, all completed Conflict Mineral Reporting Templates received from suppliers are stored electronically in a central location accessible to authorized employees involved in the due diligence process and are retained in accordance with the Company’s document retention guidelines.

The Company is a member of the CFSI, an organization committed to the responsible sourcing of Conflict Minerals that currently has over 300 participating companies and associations from around the world. As a member, the Company has access to a variety of tools and resources to better assess Conflict Minerals in our supply chain, including the Conflict-Free Smelter Program (the “CFSP”), an audit program designed to validate smelters’ and refiners’ sourcing practices.

Strengthen the Company’s engagement with suppliers

We inform our suppliers of our Policy, our due diligence consistent with OECD Guidance and our compliance with the Rule. Moreover, the Company’s purchase order and contract terms and conditions require that suppliers expressly support the supply chain due diligence process employed by the Company.

Establish a company-level grievance mechanism

The Company maintains an open reporting system through which employees and third parties may report concerns about potential or actual violations of the Policy. Concerns may be reported anonymously or for attribution through several channels, including through an employee’s immediate manager or the Company’s legal department.

Identify and Assess the Risks in the Company’s Supply Chain

The Company does not purchase Conflict Minerals directly from mines, smelters or refiners and does not have a direct relationship with any mines, smelters or refiners.  The Company’s supply chain with respect to our Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacturer of our Covered Products and the original sources of the Conflict Minerals.  As a result, the Company designed its due diligence to conform to the requirements of the Rule and the OECD Guidance as applicable for downstream companies. Because the Company believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals, the Company relies on its communications with suppliers to identify the applicable smelters and refiners of Conflict Minerals in the Company’s supply chain. In particular, the Company performs the following measures to identify Conflict Minerals in our Covered Products.

Identify Company Suppliers

The Company identifies our first-tier suppliers by generating a report from the Company’s manufacturing and procurement systems of all manufacturers who made, and all vendors who supplied components or products, for our Covered Products.  For components delivered to the Company by distributors, the Company adds the distributors to the supplier list.  Senior managers in the supply chain organization review and finalize the supplier list (the “Supplier List”) to create a list that includes all relevant suppliers for purposes of the Rule.

Request Conflict Minerals Reporting Templates from Suppliers

The Company uses good faith efforts to identify from the Conflict Minerals Reporting Templates the smelters and refiners used by our suppliers on the Supplier List.  Annually, the Company sends a letter and the Conflict Minerals Reporting Template to the suppliers on the Supplier List.  The letter (i) reiterates the requirements of the Rule and its applicability to the Company, (ii) requests that each supplier complete the Conflict Minerals Reporting Template for all Covered Products supplied to the Company for the reporting period, and (iii) encourages suppliers to use smelters and refiners which appear on the CFSI’s Compliant Smelter List (as described below).  The Company contacts suppliers that do not respond to the Company’s request by a specified date and suppliers that submit incomplete or inaccurate requests for follow-on discussions and to request additional information, as applicable.

As set forth in the Conflict Minerals Reporting Template and the OECD Guidance, suppliers make representations or provide information regarding, among other things, (i) the country of origin for the Conflict Minerals contained in components or products provided by the supplier to the Company, (ii) whether such Conflict Minerals directly or indirectly finance armed conflict in the Covered Countries, (iii) all smelters and refiners in the supplier’s supply chain for such Conflict Minerals, (iv) whether such smelters and refiners have been validated in compliance with the CFSP, (v) whether such supplier uses the Conflict Minerals Reporting Template with its own suppliers to gather information, and (vi) whether the supplier has its owns conflict mineral policy that requires its direct suppliers to be conflict-free.

Analyze Surveys for CFSI Compliant and Active Smelters and Refiners

If correctly completed, each Conflict Minerals Reporting Template identifies the smelters and refiners within the applicable supplier’s supply chain. The Company reviews the information in the completed Conflict Minerals Reporting Templates against the CFSI’s Compliant Smelter List to determine whether the smelters or refiners associated with the applicable supplier qualify as “conflict-free” or are on the CFSI’s “active” list. We rely upon third party audits of smelters and refiners as part of the CFSI’s CFSP, an audit program designed to validate smelters’ and refiners’ sourcing practices as described below. Smelters and refiners receive a “conflict-free” designation from CFSI if (i) the audited smelter or refiner adheres to the CFSP’s assessment protocols by disclosing to independent auditors the identities and locations of the mines from which it sources Conflict Minerals and (ii) the independent auditor verifies separately that the smelter’s or refiner’s Conflict Minerals originated from conflict-free sources. The CFSI Conflict-Free Smelter List includes the names, locations and links to conflict minerals policies of all smelters and refiners deemed “compliant” with the CFSP’s assessment protocols. Smelters and refiners labeled as CFSI “active” have committed to undergo a CFSP audit but have not yet completed their audit or are participating in other cross-recognized certification programs. “Active” smelters and refiners may be at various stages of the audit cycle, anywhere from completion of the necessary documents to scheduling the audit date to enacting corrective actions in the post-audit phase, but may not retain their “active” status if they are unresponsive to requests for re-audit or corrective action past a certain time.

The Company also uses good faith efforts to identify the country of origin information from the smelters and refiners provided by our suppliers on the Supply List through the Conflict Minerals Reporting Template.

Design and Implement Strategies to Respond to Identified Risks

Participation in Existing Industry Conflict Minerals Initiatives

In light of the complexity of the Company’s and our suppliers’ supply chains, the Company is currently unable to assess adequately the risk that Conflict Minerals exist in our Covered Products or whether they finance armed conflict in the DRC. However, the Company continues to engage with suppliers to obtain current, accurate and complete information about our supply chains through the use of the Conflict Minerals Reporting Template and to promote “conflict-free” supply chains through our CFSI membership.

Report findings to designated senior management

The members of the Company’s internal Conflicts Minerals team (consisting of senior members of the Company’s supply chain and procurement operations and the legal department) provide progress reports summarizing the findings from our due diligence efforts to the senior management of the Company, including the Company’s General Counsel and Chief Financial Officer.

Independent Third-Party Audits of Smelters/Refiners

Due to its downstream position in the supply chain, the Company does not have a direct relationship with smelters and refiners. Further, the complexity of our supply chain and the many third parties involved between the ultimate manufacturer of our Covered Products and the original sources of the Conflict Minerals hinders the Company’s ability to perform direct audits of smelters and refiners in our supply chain.  Instead, we rely upon third party audits of smelters and refiners as part of the CFSI’s CFSP, an audit program designed to validate smelters’ and refiners’ sourcing practices. The CFSP’s audit process is discussed above in more detail in “Identify and Assess the Risks in the Company’s Supply Chain.”

Additionally, through our CFSI membership, we support the further development and implementation of due diligence practices and tools, such as the Conflict Minerals Reporting Template and the CFSP.

 Report Annually on Supply Chain Due Diligence

The Company has filed with the Securities and Exchange Commission its Form SD, which includes this Report as Exhibit 1.01, for the reporting period of January 1, 2015 to December 31, 2015. In accordance with the OECD Guidance and the Rule, this Report is available on our website at http://sats.client.shareholder.com/sec.cfm.

PART III. DESCRIPTION OF DUE DILIGENCE MEASURES PERFORMED;
RESULTS OF OUR DUE DILIGENCE MEASURES

Compilation and Analysis of Responses

For the reporting period of January 1, 2015 to December 31, 2015, the Company identified approximately 422 relevant suppliers.  In the fourth quarter of 2015 and the first quarter of 2016, the Company sent each such supplier on the Supplier List a letter requesting completion of the Conflict Minerals Reporting Template. The Company followed up with suppliers that did not respond to the Company’s request by the specified date or that submitted incomplete or inaccurate requests.

The Company received responses from approximately 415, or 98%, of the solicited suppliers, including completed Conflict Minerals Reporting Templates from 407, or approximately 96%, of the solicited suppliers. Through the use of the Conflict Minerals Response Database and access to the CFSP information, we were able to identify the smelters and refiners we believe were used to process the Conflict Minerals contained in our Covered Products as set forth in Annex 1 attached to this Report, as well as to identify which of those smelters and refiners were CFSP “conflict-free” or CFSP “active.”

Based on the information that was provided by the Company’s suppliers and information otherwise obtained by the Company during the due diligence process, the following table sets forth the number of CFSP “conflict-free” and CFSP “active” smelters and refiners in our supply chain as of the end of 2015 for each of the Conflict Minerals used in our Covered Products:

Conflict Mineral	CFSP Conflict-Free Smelters or Refiners	CFSP Active Smelters or Refiners
Gold	72	10
Tantalum	42	2
Tin	56	12
Tungsten	28	0

As discussed in “Part II. Design of Our Due Diligence Analysis” above, the Company relies on the completed Conflict Minerals Reporting Templates received from our suppliers as our main source of documentation supporting the representations made by such suppliers regarding the source and chain of custody of relevant Conflict Minerals in our Covered Products during the reporting period.  The smelters and refiners identified in Annex 1 to this Report were identified by our suppliers and the Company cannot be certain that these smelters and refiners were in fact in the Company’s supply chain.

Country of Origin of the Conflict Minerals in the Covered Products

Based on the information that was provided by the Company’s suppliers and information otherwise obtained by the Company during the due diligence process, the Company does not have sufficient information, with respect to our Covered Products in the reporting period, to determine the country of origin of all of the Conflict Minerals in all such Covered Products.  However, based on the information that has been obtained, to the extent reasonably determinable by the Company, with respect to the smelters and refineries identified by the Company, such countries of origin are believed to include, the Covered Country of Rwanda.

Facilities Used to Process the Conflict Minerals in the Covered Products

Based on the information that was provided by the Company’s suppliers and information otherwise obtained through the due diligence process, the Company was unable to identify with certainty all of the facilities used to process the Conflict Minerals in our Covered Products during the reporting period.  However, based on the information that was provided by the Company’s suppliers and information otherwise obtained through the due diligence process, to the extent reasonably determinable by the Company, the facilities that were used to process the Conflict Minerals contained in our Covered Products during the reporting period are believed to include the smelters and refiners listed in Annex 1 attached to this Report. The smelters and refiners that the Company has been able to determine as CFSP “conflict-free” and CFSP “active” are identified in Annex 1. However, as discussed above, the smelters and refiners identified in Annex 1 to this Report were identified by our suppliers and the Company cannot be certain that these smelters and refiners were in fact in the Company’s supply chain.

PART IV. IMPLEMENTATION OF STRATEGIES TO RESPOND TO IDENTIFIED RISKS AND FUTURE STEPS

Due diligence is an ongoing, proactive and reactive process, and we are continually working to improve the process to identify Conflict Minerals in our Covered Products. The Company plans to continue engaging with our suppliers to obtain current, accurate and complete information about the supply chain and to continue our due diligence efforts. The Company continues to provide annual reports to senior management regarding our due diligence efforts and results for such management’s review and consideration. Further, reporting on Conflict Minerals is a contractual requirement for our suppliers through our supplier code of conduct.  The Company has leveraged our CFSI membership to gain a better understanding of the smelters and refiners in our supply chain and their CFSP compliance status, and we intend to continue to take advantage of the resources available to CFSI members with regard to conflict-free sourcing.

Annex 1

CURRENTLY KNOWN SMELTER AND REFINERY LIST

Metal	Smelter Name	Country of Smelter Facility
GOLD	ABC	ALBANIA
GOLD	ACADE METALS CO. LTD	CHINA
GOLD	ACADE NOBEL METAL (ZHAO YUAN) CORPORATION	CHINA
GOLD	ACADEMY PRECIOUS METALS (CHINA) CO., LTD.	CHINA
GOLD	ACCURATE REFING GROUP	UNITED STATES
GOLD	ADVANCED CHEMICAL COMPANY	UNITED STATES**
GOLD	AGR MATHEY	AUSTRALIA
GOLD	AIDA CHEMICAL INDUSTRIES CO., LTD.	JAPAN*
GOLD	ALLGEMEINE GOLD-UND SILBERSCHEIDEANSTALT A.G.	GERMANY*
GOLD	ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	UZBEKISTAN**
GOLD	AMAX COPPER, INC.	UNITED STATES
GOLD	ANGLOGOLD ASHANTI CÓRREGO DO SÍTIO MINERAÇÃO	BRAZIL*
GOLD	ANHUI TONGLING NON-FERROUS PIONEER METALS CORPORATION	CHINA
GOLD	ANZ	AUSTRALIA
GOLD	ARGOR-HERAEUS S.A.	SWITZERLAND*
GOLD	ASAHI PRETEC CORP.	JAPAN*
GOLD	ASAHI REFINING CANADA LTD.	CANADA*
GOLD	ASAHI REFINING USA INC.	UNITED STATES*
GOLD	ASAKA RIKEN CO., LTD.	JAPAN*
GOLD	ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	TURKEY*
GOLD	AURUBIS AG	GERMANY*
GOLD	AUSTON POWDER	UNITED STATES
GOLD	AVC INDUSTRIAL CORP.	TAIWAN
GOLD	B.R.INDUSTRIES	INDIA
GOLD	BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE PHILIPPINES)	PHILIPPINES*
GOLD	BEIJING IRTOUCH SYSTEMS CO., LTD.	TAIWAN
GOLD	BHP BILLITON	AUSTRALIA
GOLD	BHP BILLITON	CHILE
GOLD	BOLIDEN AB	SWEDEN*
GOLD	C. HAFNER GMBH + CO. KG	GERMANY*
GOLD	C.UYEMURA & CO., LTD	JAPAN
GOLD	CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA*
GOLD	CENTRAL BANK OF THE PHILIPPINES GOLD REFINERY & MINT	PHILIPPINES
GOLD	CHALCO YUNNAN COPPER CO, LTD.	CHINA
GOLD	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA
GOLD	CHANGSANJIAO ELC.	CHINA
GOLD	CHANGSHU HERAEUS	CHINA
GOLD	CHEONG HING REFINERY WORKS LTD	CHINA
GOLD	CHERNAN TECHNOLOGY CO., LTD	TAIWAN
GOLD	CHI LI WEB INDUSTRY CO.,LTD	TAIWAN
GOLD	CHIMET S.P.A.	ITALY*
GOLD	CHINA GUANGDONG HETAI MINE GOLD	CHINA
GOLD	CHINA NATIONAL NON-FERROUS	CHINA
GOLD	CHINA SINO-PLATINUM METALS CO.,LTD	CHINA
GOLD	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN
GOLD	CHUGAI MINING CO., LTD.	JAPAN

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
GOLD	COCHIEF INDUSTRIAL CO., LTD	TAIWAN
GOLD	COMPANHIA REAL DE METAIS	BRAZIL
GOLD	COMPTOIR LYON-ALEMAND LOUYOT	FRANCE
GOLD	COOKSON SEMPASA	SPAIN
GOLD	DAEJIN INDUS CO., LTD.	KOREA, REPUBLIC OF**
GOLD	DAERYOUNG E&C	KOREA, REPUBLIC OF
GOLD	DEGUSSA CANADA LTD.	CANADA
GOLD	DEGUSSA FEINGOLD	HANAU, GERMANY
GOLD	DHF TECHNICAL PRODUCTS	UNITED STATES
GOLD	DODUCO GMBH	GERMANY*
GOLD	DONG'GUAN DONG WU VIOLENT-TOXIC CHEMICAL PRODUCTS CO., LTD.	CHINA
GOLD	DONGGUAN DONGXU METAL SURFACE HANDLE CO LTD	CHINA
GOLD	DONGGUAN STANDARD ELECTRONICS MATERIAL CO., LTD.	CHINA
GOLD	DONGGUANG CAMEROON CHEMICAL MATERIALS CO LTD	CHINA
GOLD	DR. GOLD AND SILVER REFINING LTD.	CHINA
GOLD	E-CHEM ENTERPRISE CORP	CHINA
GOLD	ECO-SYSTEM RECYCLING CO., LTD.	JAPAN*
GOLD	ELDORADO GOLD CORPORATION	CANADA
GOLD	ELDORADO GOLD CORPORATION	CHINA
GOLD	ELEMETAL REFINING, LLC	UNITED STATES*
GOLD	EMIRATES GOLD DMCC	UNITED ARAB EMIRATES*
GOLD	EMPRESA METALLURGICA VINTO, EMPRESSA NACIONAL DE FUNDICIONES (ENAF), COMPLEJO METALURICO VINTO S.A.	BOLIVIA
GOLD	ENGELHARD	CANADA
GOLD	ENGELHARD AUSTRALIA	AUSTRALIA
GOLD	EPT	GERMANY
GOLD	ESG EDELMETALL-SERVICE GMBH & CO. KG	GERMANY
GOLD	FAGGI ENRICO S.P.A.	ITALY**
GOLD	FAGGI S.P.A.	ITALY
GOLD	FSE NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION
GOLD	GEIB REFINING CORPORATION	UNITED STATES**
GOLD	GEIJU NON-FERROUS METAL PROCESSING CO. LTD.	CHINA
GOLD	GREAT WALL GOLD & SILVER REFINERY	CHINA
GOLD	GUANGZHOU DARLING INDUSTRIAL CO., LTD.	TAIWAN
GOLD	GUANGZHOU JIN DING	CHINA
GOLD	H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS	NETHERLANDS
GOLD	HANDY & HARMAN REFINING GROUP INC.	UNITED STATES
GOLD	HANG TECHNOLOGY R & D CO., LTD. SANMENXIA	CHINA
GOLD	HARAEUS (ZHAOYUAN) PRECIOUS METAL MATERIALS CO. LTD	CHINA
GOLD	HEESUNG CATALYSTS CORP.	KOREA, REPUBLIC OF
GOLD	HEESUNG METAL	KOREA, REPUBLIC OF
GOLD	HEESUNG (AGR MATTHEY)	AUSTRALIA
GOLD	HEIMERLE + MEULE GMBH	GERMANY*
GOLD	HENAN MIDDLE PLAIN SMELT	CHINA
GOLD	HENAN ZHONGYUAN GOLD MELTER	CHINA
GOLD	HERAEUS	CHINA
GOLD	HERAEUS	UNITED STATES
GOLD	HERAEUS (ZHAOYUAN) PRECIOUS METAL MATERIALS CO., LTD.	CHINA
GOLD	HERAEUS FEINGOLD	UNITED STATES
GOLD	HERAEUS GMBH	GERMANY
GOLD	HERAEUS PRECIOUS METALS GMBH & CO. KG	GERMANY*
GOLD	HERAEUS PRECIOUS METALS NORTH AMERICA	UNITED STATES
GOLD	HOBOKEN 9999	BELGIUM

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
GOLD	HOMESTAKE MINING COMPANY	UNITED STATES
GOLD	HONHAI PRECISION CO., LTD.	TAIWAN
GOLD	HUNG CHEONG METAL MANUFACTURING LIMITED	CHINA
GOLD	HWASUNG CJ CO., LTD	KOREA, REPUBLIC OF
GOLD	INOVAN GMBH	GERMANY
GOLD	ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN*
GOLD	ISTANBUL GOLD REFINERY	TURKEY*
GOLD	JAANCHENG ENTERPRISE CO., LTD	TAIWAN
GOLD	JAPAN MINT	JAPAN*
GOLD	JAPANESE MINT OSAKA	JAPAN
GOLD	JCC	CHINA
GOLD	JIANGXI COPPER CO., LTD.	CHINA*
GOLD	JING CHENG ELECTRONICS CO., LTD	TAIWAN
GOLD	JINGLONG COPPER CO., LTD.	CHINA
GOLD	JINLONG GOLD MINE SMELTER	CHINA
GOLD	JM USA	UNITED STATES
GOLD	JMTOUCH CORP., LTD.	TAIWAN
GOLD	JOHNSON MATTHEY	UNITED STATES
GOLD	JOHNSON MATTHEY & MALLORY-CANADA	CANADA
GOLD	JOHNSON MATTHEY & PAUWELS SA	BELGIUM
GOLD	JOHNSON MATTHEY CHEMICALS LTD.	ENGLAND
GOLD	JOHNSON MATTHEY HONG KONG LTD.	CHINA
GOLD	JOHNSON MATTHEY INC.	UNITED STATES
GOLD	JOHNSON MATTHEY LIMITED (AUSTRALIA)	AUSTRALIA
GOLD	JOHNSON MATTHEY LONDON	UNITED KINGDOM
GOLD	JSC "AURAT"	RUSSIAN FEDERATION
GOLD	JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLANT	RUSSIAN FEDERATION*
GOLD	JSC URALELECTROMED	RUSSIAN FEDERATION*
GOLD	JTJ TECHNOLOGY CO., LTD.	TAIWAN
GOLD	JX NIPPON MINING & METALS CO., LTD.	JAPAN*
GOLD	K.A RASMUSSEN AS	NORWAY
GOLD	KANGQIANG ELECTRONICS CO., LTD	CHINA
GOLD	KAZZINC	KAZAKHSTAN*
GOLD	KENNECOTT UTAH COPPER LLC	UNITED STATES*
GOLD	KOJIMA CHEMICALS CO., LTD.	JAPAN*
GOLD	KUAN SHUO IND. CO., LTD.	TAIWAN
GOLD	LA CARIDAD	MEXICO
GOLD	LG-NIKKO	KOREA, REPUBLIC OF
GOLD	LIAN XING PLATING FACTORY	CHINA
GOLD	LONG CHIN ELECTRONIC(SHEN ZHEN) CO., LTD	CHINA
GOLD	LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF*
GOLD	MALAYSIA SMELTING CORP	MALAYSIA
GOLD	MATERION	UNITED STATES*
GOLD	MATSUDA SANGYO CO., LTD.	JAPAN*
GOLD	MATTHEY GARRETT PTY. SYDNEY REFINERS	AUSTRALIA
GOLD	MEAD METALS	UNITED STATES
GOLD	METALLIC RESOURCES INC.	UNITED STATES
GOLD	METALLURGIE HOBOKEN OVERPELT SA	BELGIUM
GOLD	METALOR	GERMANY
GOLD	METALOR COATINGS ( TAIWAN ) CORPORATION	TAIWAN
GOLD	METALOR FRANCE	FRANCE
GOLD	METALOR GERMANY	GERMANY
GOLD	METALOR TECHNOLOGIES (HONG KONG) LTD.	CHINA*

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
GOLD	METALOR TECHNOLOGIES (SINGAPORE) PTE., LTD.	SINGAPORE*
GOLD	METALOR TECHNOLOGIES (SWEDEN) AB	SWEDEN
GOLD	METALOR TECHNOLOGIES JAPAN	JAPAN
GOLD	METALOR TECHNOLOGIES S.A.	SWITZERLAND*
GOLD	METALOR USA REFINING CORPORATION	UNITED STATES*
GOLD	METALURGICA MET-MEX PENOLES, S.A. DE C.V	MEXICO
GOLD	MINSUR	PERU*
GOLD	MISTUBISHI MATERIALS CORPORATION	JAPAN
GOLD	MITSU & CO. PRECIOUS METALS INC.	HONG KONG
GOLD	MITSUBISHI MATERIALS CORPORATION	JAPAN*
GOLD	MITSUI & CO PRECIOUS METALS, INC.	JAPAN
GOLD	MITSUI & CO. PRECIOUS METALS INC. HONG KONG BRANCH	CHINA
GOLD	MITSUI KINZOKU CO LTD TAKEHARA SEIRENJYO	JAPAN
GOLD	MITSUI MINING AND SMELTING CO., LTD.	JAPAN*
GOLD	MMTC-PAMP INDIA PVT., LTD.	INDIA*
GOLD	MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION*
GOLD	N.E. CHEMCAT CORPORATION	JAPAN
GOLD	NADIR METAL RAFINERI SAN. VE TIC. A.Ş.	TURKEY*
GOLD	NAM HING INDUSTRIAL LAMINATE LTD.	CHINA
GOLD	NATHAN SILVER	JAPAN
GOLD	NATSUDA SANGYO CO., LTD	JAPAN
GOLD	NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN**
GOLD	NIHON MATERIAL CO. LTD	CHINA
GOLD	NIHON MATERIAL CO., LTD.	JAPAN*
GOLD	NIPPON MINING & METALS	JAPAN
GOLD	NITTETSU MINING	JAPAN
GOLD	NONFERROUS MINING GROUP CO., LTD	CHINA
GOLD	NORDDEUTSCHE AFFINERERIE AG	GERMANY
GOLD	OHIO PRECIOUS METALS	UNITED STATES
GOLD	OHURA PRECIOUS METAL INDUSTRY CO., LTD.	JAPAN*
GOLD	OJSC "THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT" (OJSC KRASTSVETMET)	RUSSIAN FEDERATION*
GOLD	OJSC KRASTVETMET	RUSSIAN FEDERATION
GOLD	OJSC NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION*
GOLD	OMG	SINGAPORE
GOLD	ONATION CORPORATION	TAIWAN
GOLD	PALM TECHNOLOGY CO., LTD	TAIWAN
GOLD	PAMP S.A.	SWITZERLAND*
GOLD	PAN PACIFIC COPPER CO., LTD.	JAPAN
GOLD	PERTH MINT	AUSTRALIA
GOLD	PING-YI ELECTROINICS CO., LTD	TAIWAN
GOLD	PJ-USA	AMERICAN SAMOA
GOLD	PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION*
GOLD	PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA*
GOLD	PT INDRA ERAMULTI LOGAM INDUSTRIAL	INDONESIA
GOLD	PT TAMBANG TIMAH	INDONESIA
GOLD	PT TIMAH	INDONESIA
GOLD	PX PRECINOX	SWITZERLAND
GOLD	QIANKUN GOLD AND SILVER	CHINA
GOLD	RAND REFINERY (PTY) LTD.	SOUTH AFRICA*
GOLD	REFINARY LS-NIKKO COPPER INC	KOREA, REPUBLIC OF
GOLD	RELDAN METALS, INC	UNITED STATES
GOLD	REPUBLIC METALS CORPORATION	UNITED STATES*

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
GOLD	RIO TINTO GROUP	BRAZIL
GOLD	RIO TINTO GROUP	UNITED STATES
GOLD	ROHM & HAAS ELEC. MATERIALS	SINGAPORE
GOLD	ROYAL CANADIAN MINT	CANADA*
GOLD	SAMDOK METAL	KOREA, REPUBLIC OF
GOLD	SAMDUCK PRECIOUS METALS	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF**
GOLD	SANDONG ZHAO JIN BULLION REFINERY LTD.	CHINA
GOLD	SAXONIA EDELMETALLE GMBH	GERMANY**
GOLD	SCHLOETTER CO. LTD.	UNITED KINGDOM
GOLD	SCHONE EDELMETAAL B.V.	NETHERLANDS*
GOLD	SD (SAMDOK) METAL	KOREA, REPUBLIC OF
GOLD	SENDI (JAPAN) KYOCERA CORPORATION	JAPAN
GOLD	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO., LTD.	CHINA*
GOLD	SHANDONG ZHAOYUAN GOLD ARGENTINE REFINING COMPANY	CHINA
GOLD	SHANGDONG GOLD MINING CO., LTD	CHINA
GOLD	SHANGDONG HUMON SMELTING CO., LTD	CHINA
GOLD	SHANGDONG ZHAOJIN GROUP	CHINA
GOLD	SHANGDONG ZHAOYUANZHAOJIN COMPANY	CHINA
GOLD	SHEFFIELD SMELTING CO. LTD.	ENGLAND
GOLD	SHEN ZHEN HENG ZHONG INDUSTRY CO, LTD.	CHINA
GOLD	SHEN-TUNG TECHNOL CO, LTD	TAIWAN
GOLD	SHENZHEN LIANFENG HARDWARE PLASTIC CO., LTD	CHINA
GOLD	SICHUAN TIANZE PRECIOUS METALS CO., LTD.	CHINA*
GOLD	SINGWAY TECHNOLOGY CO., LTD.	TAIWAN*
GOLD	SKE (CHINA): SHANGHAI KYOCERA ELECTRONICS CO. LTD.	CHINA
GOLD	SMM	JAPAN
GOLD	SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	RUSSIAN FEDERATION*
GOLD	SOLAR	TAIWAN
GOLD	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN*
GOLD	SOLARTECH	CHINA
GOLD	SOUZHOU XINGRUI NOBLE	CHINA
GOLD	STPI GROUP	FRANCE
GOLD	STRAIN DS FORCE SHOP	JAPAN
GOLD	SUMISHO MATERIALS CORP.	JAPAN
GOLD	SUMITOMO METAL MINING CO., LTD.	JAPAN*
GOLD	SUNG-HSING ENTERPRISE CO., LTD	TAIWAN
GOLD	SUZHOU HUAFU PRECIOUS METALS MANUFACTURING CO., LTD	CHINA
GOLD	SUZHOU INDUSTRIAL PARK	CHINA
GOLD	T.C.A S.P.A	ITALY*
GOLD	TAIZHOU CHANG SAN JIAO ELECTRIC COMPANY	CHINA
GOLD	TALCANG CITY NANKANG METAL MATERIAL CO., LTD	CHINA
GOLD	TANAKA ELECTRONICS	CHINA
GOLD	TANAKA KIKINZOKU KOGYO K.K.	JAPAN*
GOLD	THE GOLD SMELTER OF GUANGDONG, GAO YAO HE TAI GOLD MINING	CHINA
GOLD	THE REFINERY OF SHANDONG GOLD MINING CO., LTD.	CHINA*
GOLD	THE SHEFFIELD SMELTING CO. LTD. - LONDON & SHEFFIELD	UNITED KINGDOM
GOLD	TIANCHENG CHEMICAL	CHINA
GOLD	TIMAH	INDONESIA
GOLD	TOKUHIRI HONTEN CO., LTD.	JAPAN
GOLD	TORECOM	KOREA, REPUBLIC OF**
GOLD	TOYO SMELTER & REFINERY, JAPAN	JAPAN
GOLD	UMICORE	BELGIUM

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
GOLD	UMICORE BRASIL LTDA.	BRAZIL*
GOLD	UMICORE FEINGOLD	NETHERLANDS
GOLD	UMICORE GALVANOTECHNIK GMBH	GERMANY
GOLD	UMICORE HOBOKEN, UMICORE BELIGIUM, UMICORE SA	BELGIUM
GOLD	UMICORE PRECIOUS METAL REFINING	UNITED STATES
GOLD	UMICORE PRECIOUS METALS THAILAND	THAILAND*
GOLD	UMICORE S.A. BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM*
GOLD	UNIFORCE METAL INDUSTRIAL CORP	CHINA
GOLD	UNITED PRECIOUS METAL REFINING, INC.	UNITED STATES*
GOLD	UNITED REFINING COMPANY	UNITED STATES
GOLD	VALCAMBI S.A.	SWITZERLAND*
GOLD	W.C. HERAEUS GMBH	CANADA
GOLD	W.C. HERAEUS GMBH	GERMANY
GOLD	WAM TECHNOLOGIES TAIWAN CO., LTD.	TAIWAN
GOLD	WENZHOU YIHUA CONNECTOR CO.	CHINA
GOLD	WIELAND EDELMETALLE GMBH	GERMANY**
GOLD	WIELAND METALS SHANGHAI LTD.	CHINA
GOLD	WILLIAM BUFFALO	UNITED STATES
GOLD	WILLIAM GOLD REFINING COMPANY	CANADA
GOLD	WILLIAMS GOLD REFINING	UNITED STATES
GOLD	WILLIAMS/ WILLIAMS BREWSTER	UNITED STATES
GOLD	XIN CHIO GLOBAL CO., LTD	TAIWAN
GOLD	XSTRATA CANADA CORPORATION	CANADA
GOLD	XSTRATA CANADA CORPORATION	SWITZERLAND
GOLD	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN*
GOLD	YANTAI CARRIED LIFU PRECIOUS METALS CO., LTD	CHINA
GOLD	YANTAI GUODASAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO. LTD.	CHINA
GOLD	YANTAI KANFORD METAL LIMITED	CHINA
GOLD	YANTAI TO ZHAOJIN MAI FU- PRECIOUS METALS LIMITED	CHINA
GOLD	YANTAI ZHAOJIN KANFORT PRECIOUS METAL CO, LTD.	JAPAN
GOLD	YOKOHAMA METAL CO., LTD.	JAPAN*
GOLD	YOO CHANG METAL INDUSTRIES CO., LTD.	CHILE
GOLD	YUANNAN METALLURGICAL GROUP CO., LTD	CHINA
GOLD	YUEQING CHEMICAL & LIGHT INDUSTRY & BUILDING MATERIALS CO., LTD.	CHINA
GOLD	YUNNAN CHENGFENG	CHINA
GOLD	ZHAO YUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
GOLD	ZHAO YUAN JIN KUANG	CHINA
GOLD	ZHAOJIN GOLD & SILVER REFINERY CO., LTD.	CHINA
GOLD	ZHAOJIN GOLD ARGENTINE REFINING COMPANY LIMITED	CHINA
GOLD	ZHAOJIN GROUP AND GOLD MINERAL CHINA CO., LTD OF SHANDONG ZHAOYUAN	CHINA
GOLD	ZHAOJIN KANFORT PRECIOUS METALS INCORPORATED COMPANY	CHINA
GOLD	ZHAOJIN LAI FUK	CHINA
GOLD	ZHAOJIN MINING INDUSTRY CO., LTD.	CHINA
GOLD	ZHAOJIN REFINING	CHINA
GOLD	ZHAOYUAN GOLD SMELTING CO., LTD	CHINA
GOLD	ZHEJIANG HEXING ELECTROPLATING COMPANY	CHINA
GOLD	ZHEJIANG SUIJIAN	CHINA
GOLD	ZHONGJIN GOLD CORPORATION	CHINA
GOLD	ZHONGSHAN POISON MATERIAL MONOPOLY COMPANY	CHINA
GOLD	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA*
GOLD	ZIJIN KUANG YE REFINERY	CHINA
GOLD	ZIJIN MINING GROUP CO., LTD. GOLD REFINERY	CHINA*

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TANTALUM	ABS INDUSTRIAL RESOURCES LTD	CHINA
TANTALUM	AMG ADVANCED METALLURGICAL GROUP	NETHERLANDS
TANTALUM	CABOT	UNITED STATES
TANTALUM	CBMM	BRAZIL
TANTALUM	CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	CHINA*
TANTALUM	CIF	BRAZIL
TANTALUM	CONGHUA TANTALUM AND NIOBIUM SMELTRY	CHINA*
TANTALUM	D BLOCK METALS, LLC	UNITED STATES*
TANTALUM	DUOLUOSHAN	CHINA*
TANTALUM	E.S.R. ELECTRONICS	UNITED STATES**
TANTALUM	EXOTECH INC.	UNITED STATES*
TANTALUM	F&X ELECTRO-MATERIALS LTD.	CHINA*
TANTALUM	FURUUCHI CHEMICAL K.K.	JAPAN
TANTALUM	GLOBAL ADVANCED METALS AIZU	JAPAN*
TANTALUM	GLOBAL ADVANCED METALS BOYERTOWN	UNITED STATES*
TANTALUM	GUANGDONG ZHIYUAN NEW MATERIAL CO., LTD.	CHINA*
TANTALUM	H.C. STARCK CO., LTD.	JAPAN*
TANTALUM	H.C. STARCK CO., LTD.	THAILAND*
TANTALUM	H.C. STARCK GMBH	GERMANY*
TANTALUM	H.C. STARCK INC.	UNITED STATES*
TANTALUM	H.C. STARCK SMELTING GMBH & CO. KG	GERMANY*
TANTALUM	HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	CHINA*
TANTALUM	HI-TEMP SPECIALTY METALS, INC.	UNITED STATES*
TANTALUM	HUNTINGTON ALLOYS CORP	UNITED STATES
TANTALUM	JADA ELECTRONIC LIMITED (JX NIPPON MINING & METAL)	JAPAN
TANTALUM	JIANGIXI YICHUN	CHINA
TANTALUM	JIANGXI DINGHAI TANTALUM & NIOBIUM CO., LTD.	CHINA*
TANTALUM	JIANGXI RARE EARTH & RARE METALS TUNGSTEN GROUP CORP	CHINA
TANTALUM	JIANGXI TUOHONG NEW RAW MATERIAL	CHINA*
TANTALUM	JIANGZI YICHUM	CHINA
TANTALUM	JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA*
TANTALUM	JIUJIANG TANBRE CO., LTD.	CHINA*
TANTALUM	JIUJIANG ZHONGAO TANTALUM & NIOBIUM CO., LTD.	CHINA*
TANTALUM	KEMET BLUE METALS	MEXICO*
TANTALUM	KEMET BLUE POWDER	UNITED STATES*
TANTALUM	KENNAMETAL INC.	UNITED STATES
TANTALUM	KING-TAN TANTALUM INDUSTRY LTD.	CHINA*
TANTALUM	KME GERMANY GMBH & CO. KG	GERMANY
TANTALUM	LSM BRASIL S.A.	BRAZIL*
TANTALUM	METALLO-CHIMIQUE N.V.	BELGIUM*
TANTALUM	METALLURGICAL PRODUCTS INDIA PVT., LTD.	INDIA*
TANTALUM	METERION ADVANCED MATERIALS THIN FILM PRODUCTS	UNITED STATES
TANTALUM	MINERAÇÃO TABOCA S.A.	BRAZIL*
TANTALUM	MITSUI MINING & SMELTING	JAPAN*
TANTALUM	MOLYCORP SILMET A.S.	ESTONIA*
TANTALUM	NEC TOKIN ELECTRONICS (THAILAND) CO. LTD.	THAILAND
TANTALUM	NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA*
TANTALUM	NIOBEC	CANADA
TANTALUM	NIOTAN	UNITED STATES
TANTALUM	NIPPON MINING & METALS CO., LTD.	JAPAN
TANTALUM	PHOENIX METAL LTD.	RWANDA**
TANTALUM	PLANSEE SE LIEZEN	AUSTRIA*
TANTALUM	PLANSEE SE REUTTE	AUSTRIA*

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TANTALUM	QUANTUMCLEAN	UNITED STATES*
TANTALUM	REMELT SOURCES, INC.	UNITED STATES
TANTALUM	RESIND INDUSTRIA E COMERCIO LTD.	BRAZIL
TANTALUM	RFH TANTALUM SMELTRY CO., LTD.	CHINA*
TANTALUM	SOLIKAMSK MAGNESIUM WORKS OAO	RUSSIAN FEDERATION*
TANTALUM	SPECIAL METALS WIGGIN LTD	UNITED KINGDOM
TANTALUM	TAKI CHEMICALS	JAPAN*
TANTALUM	TELEX METALS	UNITED STATES*
TANTALUM	THYSSENKRUPP VDM USA, INC	UNITED STATES
TANTALUM	TRANZACT, INC.	UNITED STATES*
TANTALUM	ULBA METALLURGICAL PLANT JSC	KAZAKHSTAN*
TANTALUM	VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO., LTD	VIET NAM
TANTALUM	WAM TECHNOLOGIES TAIWAN CO., LTD.	TAIWAN
TANTALUM	XIAMEN TUNGSTEN CO LTD	CHINA
TANTALUM	XINXING HAORONG ELECTRONIC MATERIAL CO., LTD.	CHINA*
TANTALUM	YICHUN JIN YANG RARE METAL CO., LTD	CHINA
TANTALUM	ZHUZHOU CEMENTED CARBIDE	CHINA*
TIN	ABC	ALGERIA
TIN	ACADEMY PRECIOUS METAL (CHINA) CO., LTD.	CHINA
TIN	AIM	CANADA
TIN	A-KYO ENTERPRISE CO. LTD.	TAIWAN
TIN	ALBANIA	CHINA
TIN	ALLIED METAL CO.	UNITED STATES
TIN	ALPHA	UNITED STATES*
TIN	AMALGAMATED METAL CORPORATION	UNITED KINGDOM
TIN	AMALGAMENT, PERU	PERU
TIN	AMALGAMENT, UNITED STATES	UNITED STATES
TIN	AN THAI MINERALS COMPANY LIMITED	VIET NAM
TIN	AN VINH JOINT STOCK MINERAL PROCESSING COMPANY	VIET NAM**
TIN	ANCHEN SOLDER TIN PRODUCTS CO., LTD	CHINA
TIN	ANSON SOLDER & TIN PRODUCTS MADE LTD.	CHINA
TIN	ARCELOR LA PLAINE	FRANCE
TIN	ARCELORMITTAL BURNS HARBOR	UNITED STATES
TIN	ASAHI METALS (HK) LTD	HONG KONG
TIN	ASAHI PRETEC	JAPAN
TIN	ASAHI SEIREN CO., LTD	JAPAN
TIN	ASAHI SOLDER TECH (WUXI) CO. LTD.	CHINA
TIN	ATI METALWORKING PRODUCTS	UNITED STATES
TIN	ATLAS PACIFIC	UNITED STATES
TIN	AURUBIS NETHERLANDS	NETHERLANDS
TIN	AVC INDUSTRIAL CORP.	TAIWAN
TIN	AYRUBIS	UNITED STATES
TIN	BALVER ZINN JOSEF JOST GMBH & CO.KG	GERMANY
TIN	BANGKA TIN, MENTOK, PT TIMAH (PERSERO) TBK	INDONESIA
TIN	BANKA	INDONESIA
TIN	BAO TAI	CHINA
TIN	BAOSHIDA SWISSMETALL	SWITZERLAND
TIN	BEIJING IRTOUCH SYSTEMS CO., LTD.	TAIWAN
TIN	BEIJING ORIENTAL GUIDE WELDING MATERIALS CO., LTD.	CHINA
TIN	BEIJING XINGHE JIADA TECHNOLOGY DEVELOPMENT	CHINA
TIN	BEST METAIS E SOLDAS SA	BRAZIL
TIN	BINHUAXI SMELTING CO	CHINA
TIN	BML	INDONESIA

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	BONOKA BELITING INDONESIA	INDONESIA
TIN	BRIDGE ENTERPRISE CO., LTD	TAIWAN
TIN	BUTTERWORTH	MALAYSIA
TIN	CARPENTER TECHNOLOGIES	UNITED STATES
TIN	CENTRAL COPPER CO., LTD ZHEJIANG	CHINA
TIN	CHARNG CHYI ALUMINUM CO., LTD.	TAIWAN
TIN	CHENGFENG METALS CO PTE LTD	CHINA
TIN	CHENZHOU GOLD ARROW SOLDER CO., LTD.	CHINA
TIN	CHENZHOU YUNXIANG MINING SMELTING COMPANG LTD	CHINA
TIN	CHERNAN TECHNOLOGY	TAIWAN
TIN	CHI LI WEB INDUSTRY CO., LTD	TAIWAN
TIN	CHIA TAI METAL CRAFT PRODUCTS CO., LTD.	CHINA
TIN	CHINA HUAXI GROUP NANDAN	CHINA
TIN	CHINA INFORMATION TECHNOLOGY EXPO	CHINA
TIN	CHINA LAI BIN TIN SMELTING CO., LTD	CHINA
TIN	CHINA MINMETALS CORPORATION	CHINA
TIN	CHINA RARE METAL MATERIALS COMPANY	CHINA
TIN	CHINA TIN GROUP CO., LTD.	CHINA*
TIN	CHINA YUNNAN TIN CO LTD.	CHINA
TIN	CHINESE GUANGXI LIUZHOU SMELTER	CHINA
TIN	CHUAN KAI ALUMINUM CO., LTD.	TAIWAN
TIN	COCHIEF INDUSTRIAL CO., LTD	TAIWAN
TIN	COHEN ALLOYS LTD	UNITED KINGDOM
TIN	COLONIAL METALS CO	UNITED STATES
TIN	COMPLEJO METALURGICO VINTO S.A.	BOLIVIA
TIN	CONTINENTAL	UNITED STATES
TIN	COOERATIVA PRODUTORES DE CASSITERITA	BRAZIL
TIN	COOKSON	UNITED STATES
TIN	COOKSON ALPHA METALS (SHENZHEN) CO., LTD.	CHINA
TIN	COOKSON GROUP	TAIWAN
TIN	COOPERATIVA METALURGICA DE RONDONIA LTDA.	BRAZIL*
TIN	COOPERMETAL	BRAZIL
TIN	COPPER 100	BRAZIL
TIN	COPPER SUZHOU CO.	CHINA
TIN	CORPORATION BERHAD (MSC)	MALAYSIA
TIN	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
TIN	CV AYI JAYA	INDONESIA*
TIN	CV DS JAYA ABADI	INDONESIA
TIN	CV DUA SEKAWAN	INDONESIA**
TIN	CV GITA PESONA	INDONESIA*
TIN	CV JUSTINDO	INDONESIA
TIN	CV PRIMA TIMAH UTAMA	INDONESIA
TIN	CV SERUMPUN SEBALAI	INDONESIA*
TIN	CV TIGA SEKAWAN	INDONESIA**
TIN	CV UNITED SMELTING	INDONESIA*
TIN	CV VENUS INTI PERKASA	INDONESIA*
TIN	DAE CHANGE IND CO., LTD.	KOREA, REPUBLIC OF
TIN	DAE KIL METAL CO. LTD.	KOREA, REPUBLIC OF
TIN	DAECHANG CO. LTD.	KOREA, REPUBLIC OF
TIN	DARLEY DALE SMELTER	UNITED KINGDOM
TIN	DIEHL METTAL	GERMANY
TIN	DING PACIFIC	CHINA
TIN	DONG GUAN SHEN MAO SOLDERING TIN CO.,LTD	CHINA

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	DONG-BU STEEL	CHINA
TIN	DONGGUAN CITY HUAYU METALS MATERIAL CO., LTD	CHINA
TIN	DONGGUAN CITY JIUBO ELECTRONIC SCIENCE AND TECHNOLOGY CO., LTD	CHINA
TIN	DONGGUAN DONGXU METAL SURFACE HANDEL CO., LTD	CHINA
TIN	DONGGUAN QIANDAO	CHINA
TIN	DONGGUAN THOUSAND ISLAND METAL FOIL CO. LTD	CHINA
TIN	DOULUOSHAN SAPPHIRE RARE METAL CO., LTD.	CHINA
TIN	DOWA	JAPAN*
TIN	DR.-ING. MAX SCHLOETTER GMBH & CO. KG	GERMANY
TIN	DUK SAN HI-METAL CO., LTD.	KOREA, REPUBLIC OF
TIN	DYFENCO GREEN APPLIED MATERIALS CO., LTD	TAIWAN
TIN	EBARA-UDYLITE	CHINA
TIN	ELECTROLOY CORPORATION SDN. BHD	MALAYSIA
TIN	ELECTROLOY METAL CO., LTD.	CHINA
TIN	ELMET S.A. DE C.V.	SPAIN
TIN	EMPERESA METALURGICA VINTO	BOLIVIA
TIN	ENAF	BOLIVIA
TIN	EPT	GERMANY
TIN	FEDERAL METAL COMPANY	UNITED STATES
TIN	FENIX METALS	POLAND*
TIN	FIRST COPPER TECHNOLOGY CO., LTD	CHINA
TIN	FORTUNE METAL FACTORY	CHINA
TIN	FOSHAN NANHAI TONG DING METAL COMPANY. LTD.	CHINA
TIN	FSC NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION
TIN	FUJIAN ZIJIN COPPER INDUSTRY CO., LTD	CHINA
TIN	FULL ARMOR INDUSTRIES (SHARES) LTD.	TAIWAN
TIN	FUNSUR	BRAZIL
TIN	FUNSUR	PERU
TIN	GALVA IRON & METAL CO	UNITED STATES
TIN	GALVA-METALL GMBH	GERMANY
TIN	GANZHOU HUAXING TUNGSTEN	CHINA
TIN	GANZHOU SINDA W&MO CO., LTD	ARGENTINA
TIN	GE JIU YE LIAN CHANG	CHINA
TIN	GEIJU KAIMENG INDUSTRIAL AND TRADE MINERAL CO.	CHINA
TIN	GEJIU JIN YE MINERAL CO., LTD.	CHINA
TIN	GEJIU KAI MENG INDUSTRY AND TRADE LLC	CHINA**
TIN	GEJIU NON-FERROUS METAL PROCESSING CO., LTD.	CHINA*
TIN	GRANT MANUFACTURING ALLOYING, INC.	UNITED STATES
TIN	GUANGXI CHINA TIN GROUP CO., LTD	CHINA
TIN	GUANGXI CRYSTAL UNION PHOTOELECTRIC MATERIALS CO., LTD.	CHINA
TIN	GUANGXI LIUZHOU	CHINA
TIN	GUANGXI PING GUI FLYING SAUCER LTD CO	CHINA
TIN	GUANGXI PINGGUIPGMA CO., LTD	CHINA
TIN	GUANGXI TAIXING ELECTRONIC WELDING MATERIAL CO., LTD	CHINA
TIN	GUANGXI ZHONGSHAN GOLD BELL SMELTING CORP	CHINA
TIN	GUANGZHOU DARLING INDUSTRIAL CO., LTD.	TAIWAN
TIN	GUANXI CHINA TIN GROUP CO., LTD.	CHINA
TIN	GUANYANG GUIDA NONFERROUS METAL SMELTING PLANT	CHINA**
TIN	GUEST HUAXI SMELTING CO., LTD.	CHINA
TIN	H. KRAMER & CO.	UNITED STATES
TIN	H.J.ENTHOVEN & SONS	UNITED KINGDOM
TIN	HABIA CABLE GMBH	GERMANY
TIN	HANDOK METAL CO., LTD	KOREA, REPUBLIC OF

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	HAYES METALS	NEW ZEALAND
TIN	HAYES METALS PTY LTD	AUSTRALIA
TIN	HEESUNG MATERIAL	KOREA, REPUBLIC OF
TIN	HERACUS ORIENTAL HITEC CO., LTD.	KOREA, REPUBLIC OF
TIN	HERAEUS (ZHAOYUAN) PRECIOUS METAL MATERIALS CO., LTD.	CHINA
TIN	HERAEUS GROUP	KOREA, REPUBLIC OF
TIN	HERAEUS MATERIALS SINGAPORE PTE, LTD.	SINGAPORE
TIN	HERAEUS MATERIALS TECHNOLOGY GMBH & CO. KG	GERMANY
TIN	HERAEUS ORIENTAL HITEC CO., LTD.	KOREA, REPUBLIC OF
TIN	HERAEUS TECHNOLOGY CENTER	CHINA
TIN	HERAUS	FRANCE
TIN	HIGH POWER SURFACE TECHNOLOGY	CHINA
TIN	HIGH-TECH CO., LTD. TAIWAN	TAIWAN
TIN	HIKARU SUITES LTD.	JAPAN
TIN	HITACHI CABLE, LTD.	JAPAN
TIN	HON HAI	TAIWAN
TIN	HOPERISE METAL CONDUCTOR (KUNSHAN) CO., LTD	CHINA
TIN	HUA ENG WIRE & CABLE CO., LTD.	TAIWAN
TIN	HUANGGANG CITY TONGDING METALLIC MATERIAL CO. LTD	CHINA
TIN	HUAXI GUANGXI GROUP	CHINA
TIN	HUAXI METALS CO., LTD	CHINA
TIN	HUICHANG HILL TIN INDUSTRY CO., LTD.	CHINA**
TIN	HUICHANG SHUN TIN KAM INDUSTRIES, LTD.	CHINA
TIN	HUNAN CHANG NING GREAT WALL	CHINA
TIN	I SCHUMANN AND CO	UNITED STATES
TIN	IMC-METALSAMERICA, LLC	UNITED STATES
TIN	IMLI	INDONESIA
TIN	INDEPENDENCE MINING CO	CHINA
TIN	INDONEISAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
TIN	INDONESIA SMELTING CORPORATION BERHAD	INDONESIA
TIN	INDONESIA STATE TIN CORP	INDONESIA
TIN	INDONESIA(BANGKA)	INDONESIA
TIN	INDUSTRIA BRASILEIRA DE FERRO LIGAS LTDA	BRAZIL
TIN	INWU XIANG-GUI MINING AND METALLURGY CO., LTD	CHINA
TIN	IPS	FRANCE
TIN	ISHIHARA CHEMICAL CO. LTD.	JAPAN
TIN	ISHIKAWA METAL CO. LTD	JAPAN
TIN	J KUHL METALS	UNITED STATES
TIN	JAANCHENG ENTERPRISE CO., LTD	TAIWAN
TIN	JAN JANQ	TAIWAN
TIN	JAUJANQ_MALAYSIA SMELTING CORP	MALAYSIA
TIN	JIA TIAN	CHINA
TIN	JIA TIAN	GERMANY
TIN	JIANGMEN HUAYUAN INDUSTRY CO. LTD	CHINA
TIN	JIANGSU XINHAI COPPER CO., LTD.	CHINA
TIN	JIANGXI JINSHUNDA TIN CO. LTD.	CHINA
TIN	JIANGXI KETAI ADVANCED MATERIAL CO., LTD.	CHINA*
TIN	JIANGXI NANSHAN	CHINA
TIN	JIANGXI SHUNDA HUICHANG KAM TIN CO., LTD.	CHINA
TIN	JIANGYINSHI YIZHENG MECHNAICS CO,.LTD	CHINA
TIN	JING CHENG ELECTRONICS CO., LTD	TAIWAN
TIN	JINGDONG CHEMICAL MATERIAL	CHINA
TIN	JMTOUCH CORP., LTD.	TAIWAN

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	JOHNSON MATTHEY INC	UNITED STATES
TIN	JTJ TECHNOLOGY CO., LTD.	TAIWAN
TIN	JU TAI INDUSTRIAL CO., LTD.	CHINA
TIN	JUN XIANG	CHINA
TIN	KAI UNION INDUSTRY AND TRADE CO. LTD	CHINA
TIN	KAI UNITA TRADE LIMITED LIABILITY COMPANY	CHINA
TIN	KARAS PLATING LTD	UNITED KINGDOM
TIN	KATAPANG	CHINA
TIN	KESTER	UNITED STATES
TIN	KETABANG	CHINA
TIN	KME GERMANY	GERMANY
TIN	KMG ELECTRONIC CHEMICAL	UNITED STATES
TIN	KOBA TIN	INDONESIA
TIN	KOEPP SCHAUM GMBH	GERMANY
TIN	KOJIMA CHEMICALS CO, LTD	JAPAN
TIN	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC
TIN	KU PING ENTERPRISE CO., LTD	TAIWAN
TIN	KUANSHANCHINA AI SEN SELF-CONDUCTOR METERIALS COMPANY	CHINA
TIN	KUNDIR SMELTER	INDONESIA
TIN	KUNSHAN YONGJI PRECISE ELECTUONIC MATERIAL CO., LTD.	CHINA
TIN	LAIBIN CHINA TIN SMELTING CO., LTD.	CHINA
TIN	LAYBOLD	MALAYSIA
TIN	LEVITRA CAN, SHENZHEN ELECTRONIC TECHNOLOGY CO., LTD.	CHINA
TIN	LI CHUN METALS CO., LTD.	TAIWAN
TIN	LIUZHOU CHINA TIN GROUP CO., LTD.	CHINA
TIN	LIUZHOU CHINA TIN GROUP COMPANY LTD - LAIBIN SMELTER	CHINA
TIN	LS-NIKKO COPPER INC	JAPAN
TIN	M&R CLAUSHUIS BV	NETHERLANDS
TIN	MACDERMID FINE CHEMICAL CO., LTD. HONGKONG	CHINA
TIN	MAGNESIUM ELEKTON INC.	UNITED STATES
TIN	MAGNU'S MINERAIS METAIS E LIGAS LTDA.	BRAZIL*
TIN	MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA*
TIN	MAN YI METAL INDUSTRY (STOCK) CO., LTD	TAIWAN
TIN	MARCO METALES DE MEXICO, S.A. DE C.V.	BOLIVIA
TIN	MATERIALS ECO-REFINING CO., LTD	JAPAN
TIN	MATSUO HANDA CO., LTD.	JAPAN
TIN	MATSUO SOLDER CO. LTD	JAPAN
TIN	MCP GROUP	UNITED STATES
TIN	MCP HEK GMBH	GERMANY
TIN	MCP METAL SPECIALTIES, INC.	UNITED STATES
TIN	MCP MINING & CHEMICAL PRODUCTS LTD, UK	UNITED KINGDOM
TIN	MCP MINING & CHEMICAL PRODUCTS LTD. UK	CHINA
TIN	MECOMSA, S.A. DE C.V.	PERU
TIN	MEDEKO CAST	SLOVAKIA (SLOVAK REPUBLIC)
TIN	MELT METAIS E LIGAS S.A.	BRAZIL*
TIN	MENTOK SMELTER (PT TIMAH)	INDONESIA
TIN	METALLIC MATERIALS	CHINA
TIN	METALLO-CHIMIQUE N.V.	BELGIUM*
TIN	METALLUM METAL TRADING AG	SWITZERLAND
TIN	METALOR CHIMIQUE	BELGIUM
TIN	METROPOLITAN ALLOYS CORP	UNITED STATES
TIN	MIDLAND INDUSTRIES	UNITED STATES

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	MIMMETAL	CHINA
TIN	MINERAÇÃO TABOCA S.A.	BRAZIL*
TIN	MINERAL-METAL S.R.O.	CZECH REPUBLIC
TIN	MINSUR	PERU*
TIN	MITSUBISHI ELECTRIC & ELECTRONICS (SHANGHAI) CO., LTD.	CHINA
TIN	MITSUBISHI ELECTRIC METECS, CO., LTD.	JAPAN
TIN	MITSUBISHI MATERIALS CORPORATION	JAPAN*
TIN	MITSUI HIGH-TEC(SHANGHAI) CO., LTD	CHINA
TIN	MITSUI MINING AND SMELTING CO., LTD.	JAPAN*
TIN	MITSUI SUMITOMO METAL MINING BRASS & COPPER CO., LTD	JAPAN
TIN	MONETTE	GERMANY
TIN	MONTOK SMELTER	INDONESIA
TIN	MSC	INDONESIA
TIN	MSC CROPORATION BERHAD	MALAYSIA
TIN	MUNTOK SMELTER	INDONESIA
TIN	NACOBRE	MEXICO
TIN	NANCHANG METAL MATERIAL CO., LTD	CHINA
TIN	NANDAN CHINA HUAXI GROUP	CHINA
TIN	NENTOK	INDONESIA
TIN	NEUHAUS	GERMANY
TIN	NGHE TIN NON-FERROUS METAL COMPANY	CHINA
TIN	NGHE TIN NON-FERROUS METAL COMPANY	INDONESIA
TIN	NGHE TINH NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM**
TIN	NIHON FILLER METALS, LTD.	JAPAN
TIN	NORTENA DE METALES, SA	SPAIN
TIN	O.M. MANUFACTURING (THAILAND) CO., LTD.	THAILAND*
TIN	O.M. MANUFACTURING PHILIPPINES, INC.	PHILIPPINES*
TIN	OHIO PRECIOUS METALS	UNITED STATES
TIN	OM MANUFACTURING PHILIPPINES, INC	PHILIPPINES
TIN	OMSA	BOLIVIA
TIN	ONATION CORPORATION	TAIWAN
TIN	OPERACIONES METALUGICAS SA.	INDONESIA
TIN	OPERACIONES METALURGICAL S.A.	BOLIVIA*
TIN	OSAKA ASAHI METAL K.K.	JAPAN
TIN	OXBOW METALES DE MEXICO S. DE R.L DE C.V.	BOLIVIA
TIN	P.T. KOBA TIN	INDONESIA
TIN	P.T. TAMBANG TIMAH	INDONESIA
TIN	PALM INTERNATIONAL	UNITED STATES
TIN	PALM TECHNOLOGY CO., LTD	TAIWAN
TIN	PAN JIT INTERNATIONAL INC.	TAIWAN
TIN	PARANAPANEMA	BRAZIL
TIN	PAREX INTERNATIONAL CORP.	CHINA
TIN	PEMALI TINE MINE	INDONESIA
TIN	PERSANG ALLOY INDUSTRIES	INDIA
TIN	PGMA	CHINA
TIN	PHOENIX METAL LTD.	RWANDA**
TIN	PHONON MEIWA INC.	JAPAN
TIN	PHUCKET SMELTER	THAILAND
TIN	PING-YI ELECTROINICS CO., LTD	TAIWAN
TIN	PISCO	PERU
TIN	PL TIMAH TBK	INDONESIA
TIN	PRIFER COM DE SUCATA	BRAZIL
TIN	PRIMEYOUNG METAL IND. (ZHUHAI) CO., LTD	CHINA

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	PRIOR (CHINA) COMPANY LIMITED	THAILAND
TIN	PRO WU XIANGGUI MINING AND METALLURGY CO. LTD.	CHINA
TIN	PRODUCTOS MINERALES DEL NORTE S.A. DE C.V.	BOLIVIA
TIN	PT ARIES KENCANA SEJAHTERA	INDONESIA*
TIN	PT ARTHA CIPTA LANGGENG	INDONESIA*
TIN	PT ATD MAKMUR MANDIRI JAYA	INDONESIA*
TIN	PT BABEL INTI PERKASA	INDONESIA*
TIN	PT BANGKA PRIMA TIN	INDONESIA*
TIN	PT BANGKA TIN INDUSTRY	INDONESIA*
TIN	PT BANKA KUDAI TIN	INDONESIA
TIN	PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA*
TIN	PT BILLITIN MAKMUR LESTARI	INDONESIA*
TIN	PT BUKIT TIMAH	INDONESIA*
TIN	PT CIIRALOGAN ALPHASEJAHTERA	INDONESIA
TIN	PT CIPTA PERSADA MULIA	INDONESIA*
TIN	PT CITRALOGAM	INDONESIA
TIN	PT DS JAYA ABADI	INDONESIA*
TIN	PT EUNINDO USAHA MANDIRI	INDONESIA*
TIN	PT HANJAYA PERKASA METALS	INDONESIA
TIN	PT INDORA ERMULTI	INDONESIA
TIN	PT INDRA ERAMULTI LOGAM INDUSTRIAL	INDONESIA
TIN	PT INTI STANIA PRIMA	INDONESIA*
TIN	PT JUSTINDO	INDONESIA*
TIN	PT KARIMUN MINING	INDONESIA**
TIN	PT KIJANG JAYA MANDIRI	INDONESIA**
TIN	PT METALS INDONESIA	INDONESIA
TIN	PT MITRA STANIA PRIMA	INDONESIA*
TIN	PT PANCA MEGA PERSADA	INDONESIA*
TIN	PT PRIMA TIMAH UTAMA	INDONESIA*
TIN	PT PUTRA KARYA	INDONESIA
TIN	PT REFINED BANGKA TIN	INDONESIA*
TIN	PT SARIWIGUNA BINASENTOSA	INDONESIA*
TIN	PT STANINDO INTI PERKASA	INDONESIA*
TIN	PT SUKSES INTI MAKMUR	INDONESIA*
TIN	PT SUMBER JAYA INDAH	INDONESIA*
TIN	PT TIMAH	MALAYSIA
TIN	PT TIMAH (MENTOK SMELTER)	INDONESIA
TIN	PT TIMAH (PERSERO) TBK KUNDUR	INDONESIA*
TIN	PT TIMAH (PERSERO) TBK MENTOK	INDONESIA*
TIN	PT TIMAH BOLIVIA	BOLIVIA
TIN	PT TIMAH INDONESIA	MALAYSIA
TIN	PT TININDO INTER NUSA	INDONESIA*
TIN	PT TOMMY UTAMA	INDONESIA*
TIN	PT WAHANA PERKIT JAYA	INDONESIA*
TIN	PT. CITRALOGAM ALPHASEJATERA	INDONESIA
TIN	PT. DS JAYA ABADI	INDONESIA
TIN	PT. INDRA ERAMULTI LOGAM INDUSTRI	INDONESIA
TIN	PT. KOBA TIN	INDONESIA
TIN	PT. REFINED BANGKA TIN	INDONESIA
TIN	PT. SUPRA SUKSES TRINUSA	INDONESIA
TIN	PT.CITRALOGAM	INDONESIA
TIN	PT.DS JAYA ABADI	INDONESIA
TIN	PT.INDRA ERAMULTI LOGAM INDUSTRI	INDONESIA

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	PURE TECHNOLOGY	RUSSIAN FEDERATION
TIN	QINGDAO KLONG NONFERROUS METAL CO.,LTD	CHINA
TIN	RBT	INDONESIA
TIN	RECIAL	PORTUGAL
TIN	REDRING SOLDER (M) SDN BHD	MALAYSIA
TIN	REMELT SOURCES, INC.	UNITED STATES
TIN	RESIND INDUSTRIA E COMERCIO LTD.	BRAZIL
TIN	RICHEMAX INTERNATIONAL CO., LTD	CHINA
TIN	RITCHEY METALS	UNITED STATES
TIN	ROHM & HAAS ELECTRONIC MATERIALS ASIA LTD	CHINA
TIN	RT REFINED BANKA TIN	INDONESIA
TIN	RUI DA HUNG	CHINA*
TIN	SA MINSUR	PERU
TIN	SAMATRON	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF
TIN	SAMHWA NON-FERROUS METAL IND. CO., LTD.	CHINA
TIN	SAN-ETSU METALS	JAPAN
TIN	SANHWA NON-FERROUS METAL IND. CO., LTD.	KOREA, REPUBLIC OF
TIN	SASAKI CHEMICAL CO., LTD	JAPAN
TIN	SCHUMANN	UNITED STATES
TIN	SELAYANG SOLDER SDN.BHD.	INDONESIA
TIN	SENJU METAL INDUSTRY CO., LTD.	CHINA
TIN	SEVOTRANS	GERMANY
TIN	SGS BOLIVIA S.A.	BOLIVIA
TIN	SHANGHAI HUBAO COPPE	CHINA
TIN	SHANGHAI JIANGXI METALS CO. LTD	CHINA
TIN	SHANGHAI YUANHAO SURFACE FINISHING CO. LTD.	CHINA
TIN	SHEN MAO SOLDER (M) SDN BHD	TAIWAN
TIN	SHEN MAO TECHNOLOGY, INC.	TAIWAN
TIN	SHENMAO TECHNOLOGY INC.	TAIWAN
TIN	SHEN-TUNG TECHNOL CO, LTD	TAIWAN
TIN	SHENZHEN CITY THAI INDUSTRIAL CO., LTD.	CHINA
TIN	SHENZHEN ELECTRONIC TECHNOLOGY CO., LTD.	CHINA
TIN	SHENZHEN HUAQING TRADING COMPANY	CHINA
TIN	SHINKO LEADMIKK CO.,LTD	JAPAN
TIN	SHUER DER INDUSTRY (JIANGSU) CO. LTD.	CHINA
TIN	SIEGFRIED JACOB METALLWERKE GMBH	GERMANY
TIN	SIGMA GROUP	CHINA
TIN	SIN ASAHI SOLDER(M)SDN BHD	MALAYSIA
TIN	SINGAPORE ASAHI CHEMICAL & SOLDER INDUSTRIES	SINGAPORE
TIN	SINGAPORE LME TIN	SINGAPORE
TIN	SINITRON, SHENMAO SOLDER (M) SDN BHD.	MALAYSIA
TIN	SIPI METALS CORP	UNITED STATES
TIN	SMELTING BRANCH OF YUNNAN TIN COMPANY LTD	CHINA
TIN	SMIC SENJU MALYSIA	MALAYSIA
TIN	SOFT METAIS LTDA.	BRAZIL*
TIN	SOLDER COAT CO, LTD.	JAPAN
TIN	SOLIKAMSK METAL WORKS	RUSSIAN FEDERATION
TIN	SOLNET METAL	TAIWAN
TIN	SORIMETAL	FRANCE
TIN	SPECTRO ALLOYS	UNITED STATES
TIN	STANCHEM SP. J. (TRADER)	INDONESIA
TIN	STANDARD SP Z O.O.	POLAND

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	STANINDO INTE PERKASA	INDONESIA
TIN	SUN SURFACE TECHNOLOGY CO., LTD.	CHINA
TIN	SUNG-HSING ENTERPRISE CO., LTD	TAIWAN
TIN	SUPER DRAGON TECHNOLOGY CO. LTD.	TAIWAN
TIN	SWISSMETAL	SWITZERLAND
TIN	SWOPES SALVAGE	UNITED STATES
TIN	T.S. CRANE	UNITED STATES
TIN	TABOCA	BRAZIL
TIN	TABOCA/PARANAPANEMA	BRAZIL
TIN	TAICANG JIANGSU	CHINA
TIN	TAICANG NANCANG METAL METERIAL CO., LTD	CHINA
TIN	TAIWAN TOTAL CO. LTD.	TAIWAN
TIN	TALCANG CITY NANKANG METAL MATERIAL CO., LTD	CHINA
TIN	TDK	JAPAN
TIN	TERMOMECANICA	BRAZIL
TIN	THAI SARCO	THAILAND
TIN	THAI SOLDER INDUSTRY CORP., LTD.	THAILAND
TIN	THAILAND SMELTING & REFINING CO., LTD	THAILAND
TIN	THAISARCO	THAILAND*
TIN	THE FEDERAL METAL COMPANY	UNITED STATES
TIN	THE GUESTS CHINA TIN SMELTING CO., LTD	CHINA
TIN	THE NANKANG NANSHAN TIN CO., LTD.	CHINA
TIN	THE PINE ISLAND METAL CO., LTD	JAPAN
TIN	THOUSAND ISLAND METAL FOIL CO., LTD	CHINA
TIN	THOUSAND LIVE METAL INDUSTRIAL CO., LTD	JAPAN
TIN	TIANJIN HUAMEI	GERMANY
TIN	TIANSHUI LONGBO BUSINESS & TRADE CO., LTD.	CHINA
TIN	TIMA	INDONESIA
TIN	TIMAH	TAIWAN
TIN	TIN CO. LTD, MINMETALS GANZHOU	CHINA
TIN	TIN PRODUCTS MANUFACTURING CO., LTD.	CHINA
TIN	TINMAH	INDONESIA
TIN	TMC PLATING SUPPLIERS CORP.	UNITED STATES
TIN	TODINI AND CO SPA	ITALY
TIN	TRADE SECRET	INDONESIA
TIN	TRAFILERIE CARLO GNUTTI S.P.A.	ITALY
TIN	TRIALCO	UNITED STATES
TIN	TUNNAN TIN COMPANY LIMITED	CHINA
TIN	TUYEN QUANG NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM**
TIN	ULTRACORE CO., LTD.	THAILAND
TIN	UMICORE	GERMANY
TIN	UMICORE PRECIOUS METAL (S) PTE LTD.	SINGAPORE
TIN	UNIT METALLURGI PT TIMAH (PERSERO) TBK	INDONESIA
TIN	UNIT TIMAH KUNDUR PT TAMBANG	INDONESIA
TIN	UNITED SMELTER	INDONESIA
TIN	UNIVERTICAL CORP	UNITED STATES
TIN	UNTRACORE CO., LTD.	THAILAND
TIN	UVERTICAL INTERNATIONAL (SUZHOU) CO., LTD.	CHINA
TIN	VALE INCO, LTD.	CANADA
TIN	VERTEX METALS INCORPORATION	TAIWAN
TIN	VINTO	BOLIVIA
TIN	VISHAY INTERTECHNOLOGY	CHINA
TIN	VITKOVICKE SLEVARNY	CZECH REPUBLIC

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	VQB MINERAL AND TRADING GROUP JSC	VIETNAM*
TIN	WC HERAEUS HANAU	GERMANY
TIN	WEN CHENG LEAD WIRE CO., LTD.	TAIWAN
TIN	WHITE SOLDER METALURGIA E MINERAÇÃO LTDA.	BRAZIL*
TIN	WIELAND METALS	UNITED STATES
TIN	WILHELM GRILLO HANDELSGESELLSCHAFT MBH	GERMANY
TIN	WIND YUNNAN NONFERROUS METALS CO., LTD.	CHINA
TIN	WKK PCB TRADING LTD.	CHINA
TIN	XIA YI METAL INDUSTRY (SHARES) LTD.	TAIWAN
TIN	XIAMEN TUNGSTEN CO. LTD	CHINA
TIN	XIANGHUALING TIN INDUSTRY CO., LTD.	CHINA
TIN	XIMAO TIN CO. LTD	CHINA
TIN	XIN CHIO GLOBAL CO., LTD	TAIWAN
TIN	XIN FURUKAWA METAL (WUXI) CO., LTD	CHINA
TIN	XINGRUI NOBLE METAL MATERIALCO. LTD	CHINA
TIN	XINKE PRECISION COPPER STRIP CO., LTD.	CHINA
TIN	XINMAO TIN CORP., LTD	CHINA
TIN	YANNAN TIN GROUP (HOLDING) CO., LTD	CHINA
TIN	YANTAI ZHAOJIN KASFORT PRECIOUS INCORPORATED COMPANY	CHINA
TIN	YANTAI ZHAOJIN PRECIOUS METALS CO., LTD.	CHINA
TIN	YE CHIU METAL SMELTING SDN BHD	MALAYSIA
TIN	YI CHENGDA TIN CORP.LTD	CHINA
TIN	YIFENG TIN INDUSTRY (CHENZHOU) CO., LTD.	CHINA
TIN	YIK SHING TAT SOLDER MANUFACTURER LTD	CHINA
TIN	YOKOHAMA METAL CO LTD	JAPAN
TIN	YU MATERIAL (SUZHOU) CO. LTD.	CHINA
TIN	YUANAN TIN GROUP (HOLDING) COMPANY LIMITED	CHINA
TIN	YUANG-HSIAN METAL INDUSTRIAL CORP	TAIWAN
TIN	YUN NAN TIN COMPANY	CHINA
TIN	YUN ZING NON-FERROUS SMELTING CO.	CHINA
TIN	YUN XIN NON-FERROUS ELECTROANALYSIS LTD	CHINA
TIN	YUNNAN CHENGFENG NON-FERROUS METALS CO., LTD.	CHINA**
TIN	YUNNAN CHINA RARE METAL MATERIALS COMPANY	CHINA
TIN	YUNNAN TIN COMPANY LIMITED	CHINA*
TIN	YUNNAN XIANGYUNFEILONG NON-FERROUS METALS CO.LTD.	CHINA
TIN	YUNNAN XIYE CO.LTD	CHINA
TIN	YUNTINIC CHEMICAL GMBH	GERMANY
TIN	YUNXI	CHINA
TIN	YUN'XIN NON-FERROUS ELECTROANALYSIS LTD.	CHINA
TIN	YUTINIC RESOURCES	UNITED STATES
TIN	ZHANG YAO	MALAYSIA
TIN	ZHANGZHOU MACRO REAL NON-FERROUS METALS	CHINA
TIN	ZHANGZHOU XIANGCHENG HONGYU BUILDING CO., LTD.	CHINA
TIN	ZHAOJIN GOLD AND SILVER REFINERY LIMITED	CHINA
TIN	ZHEJIANG HEXING ELECTROPLATING COMPANY	CHINA
TIN	ZHEJIANG STRONG SOLDERING MATERIALS CO., LTD	GHANA
TIN	ZHEN BO INDUSTRIAL CO., LTD.	CHINA
TIN	ZHONGSHAN DAHELI HARDWARE PLATING CO	CHINA
TIN	ZHONGSHAN TIN-KING CO., LTD.	CHINA
TIN	ZHUHAI HONGSHENG STANNOUS SOLDER MANUFACTURE CO,.LTD	CHINA
TIN	ZHUHAI HORYSION SOLDER CO., LTD.	CHINA
TIN	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
TIN	ZI JIN COPPER	CHINA

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TIN	ZUHAI HORYIZON SOLDER CO., LTD.	CHINA
TUNGSTEN	A.L.M.T. TUNGSTEN CORP.	JAPAN*
TUNGSTEN	ABS GROUP	UNITED KINGDOM
TUNGSTEN	AGR MATTHEY	AUSTRALIA
TUNGSTEN	AIR LIQUIDE FAR EASTERN (ALFE)	KOREA, REPUBLIC OF
TUNGSTEN	AIR PRODUCTS AND CHEMICALS, INC.	UNITED STATES
TUNGSTEN	AK STEEL CORP	UNITED STATES
TUNGSTEN	ALLIED MATERIAL CORPORATION (A.L.M.T)	JAPAN
TUNGSTEN	ALLUTER TECHNOLOGY (SHENZHEN) CO., LTD.	CHINA
TUNGSTEN	ALMT	CHINA
TUNGSTEN	ALTLANTIC METALS	UNITED STATES
TUNGSTEN	ANHUI YINGLIU GROUP INC.	CHINA
TUNGSTEN	ASIA TUNGSTEN PRODUCTS VIETNAM LTD.	VIETNAM*
TUNGSTEN	ATI METALWORKING PRODUCTS	UNITED STATES
TUNGSTEN	AVX CORPORATION	UNITED STATES
TUNGSTEN	AXIS MATERIAL LIMITED	JAPAN
TUNGSTEN	BEIJING TIAN-LONG TUNGSTEN & MOLYBDENUM CO., LTD.	CHINA
TUNGSTEN	BEJING ZENITH	CHINA
TUNGSTEN	BGH EDELSTAHL LIPPENDORF GMBH	GERMANY
TUNGSTEN	CB-CERATIZIT CN	CHINA
TUNGSTEN	CERATIZIT DEUTSCHLAND GMBH	GERMANY
TUNGSTEN	CHANGCHUN UP -OPTECH	CHINA
TUNGSTEN	CHAOZHOU XIANGLU TUNGSTEN INDUSTRY CO LTD	CHINA
TUNGSTEN	CHENGTONG ELECTRICAL APPLIANCE FACTORY	CHINA
TUNGSTEN	CHENZHOU DIAMOND TUNGSTEN PRODUCTS CO., LTD.	CHINA*
TUNGSTEN	CHENZHOU, CHENZHOU MINING GROUP	CHINA
TUNGSTEN	CHINA ALLUTER TECHNOLOGY (SHENZHEN) CO., LTD.	SHENZHEN CHINA
TUNGSTEN	CHINA MINMETALS CORPORATION	CHINA
TUNGSTEN	CHINA NATIONAL NON-FERROUS	CHINA
TUNGSTEN	CHONGYI ZHANGYUAN TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	COOKSON SEMPSA	SPAIN
TUNGSTEN	DONGGUAN GUAN HUA PHOTOELECTRIC MATERIALS CO. LTD	CHINA
TUNGSTEN	EMEI HENGDONG	CHINA
TUNGSTEN	ERAMET	FRANCE
TUNGSTEN	EVRAZ STRATCOR, INC.	CHINA
TUNGSTEN	FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	GANSHOU GRAND SEA W & MO GROUP CO LTD	CHINA
TUNGSTEN	GANZHOU HAILONG W & MO CO. LTD.	CHINA
TUNGSTEN	GANZHOU HONGFEI W & MO MATERIALS CO., LTD.	CHINA
TUNGSTEN	GANZHOU HUAXIN TUNGSTEN PRODUCTS LTD	CHINA
TUNGSTEN	GANZHOU JIANGWU FERROTUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	GANZHOU SEADRAGON W & MO CO., LTD.	CHINA*
TUNGSTEN	GANZHOU SINDA W & MO CO., LTD.	CHINA
TUNGSTEN	GANZHOU YATAI TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	GLOBAL TUNGSTEN & POWDERS CORP.	UNITED STATES*
TUNGSTEN	GOLDEN EGRET SPECIAL ALLOY CO. LTD	CHINA
TUNGSTEN	GUANGDONG XIANGLU TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	H.C. STARCK GMBH	GERMANY*
TUNGSTEN	HC STARCK	UNITED STATES
TUNGSTEN	HUNAN CHAUNGDA	CHINA
TUNGSTEN	HUNAN CHENZHOU MINING CO., LTD.	CHINA*
TUNGSTEN	HUNAN CHUNCHANG NONFERROUS METALS CO., LTD.	CHINA*
TUNGSTEN	HUZHOU CEMETED CARBIDE WORKS IMP. & EXP. CO	CHINA

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TUNGSTEN	HYDROMETALLURG, JSC	RUSSIAN FEDERATION
TUNGSTEN	IBG CHINA	CHINA
TUNGSTEN	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
TUNGSTEN	INTEGRATED CIRCUIT	KOREA, REPUBLIC OF
TUNGSTEN	IZAWA METAL CO., LTD	JAPAN
TUNGSTEN	JAPAN NEW METALS CO., LTD.	JAPAN*
TUNGSTEN	JIANGSU HETIAN TECHNOLOGICAL MATERIAL CO.,LTD	CHINA
TUNGSTEN	JIANGXI GAN BEI TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	JIANGXI RARE EARTH & RARE METALS TUNGSTEN GROUP CORP	CHINA
TUNGSTEN	JIANGXI TUNGSTEN CO., LTD	CHINA
TUNGSTEN	JIANGXI XIUSHUI XIANGGAN NONFERROUS METALS CO., LTD.	CHINA*
TUNGSTEN	JILIN SICHUAN	CHINA
TUNGSTEN	JX NIPPON MINING & METALS CO., LTD.	JAPAN*
TUNGSTEN	KENNAMETAL HUNTSVILLE	UNITED STATES*
TUNGSTEN	KYORITSU GOKIN CO., LTD.	JAPAN
TUNGSTEN	LUOYANG MUDU TUNGSTEN & MOLYBDENUM TECHNOLOGY CO., LTD.	CHINA
TUNGSTEN	MALIPO HAIYU TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	MATHESON SPECIAL GAS PRODUCTION CO. LTD OF KOREA- MGPK	KOREA, REPUBLIC OF
TUNGSTEN	METAL MANAGEMENT AEROSPACE	UNITED STATES
TUNGSTEN	MICRO 100	UNITED STATES
TUNGSTEN	MINPRO AB	SWEDEN
TUNGSTEN	MSC	INDONESIA
TUNGSTEN	NIAGARA REFINING LLC	UNITED STATES*
TUNGSTEN	NIPPON TUNGSTEN CO, LTD.	JAPAN
TUNGSTEN	NUI PHAO H.C. STARCK TUNGSTEN CHEMICALS MANUFACTURING LLC	VIETNAM*
TUNGSTEN	OUTOKUMPU VDM USA	UNITED STATES
TUNGSTEN	SAGANOSEKI SMELTER & REFINERY	JAPAN
TUNGSTEN	SANDVIK	UNITED STATES
TUNGSTEN	SENDI (JAPAN) KYOCERA CORPORATION	JAPAN
TUNGSTEN	SHANXI TAIBAI FACTORY	CHINA
TUNGSTEN	SHENZHEN JINZHOU PRECISION TECHNOLOGY CORP.	CHINA
TUNGSTEN	SINCEMAT CO, LTD	CHINA
TUNGSTEN	SKE (CHINA): SHANGHAI KYOCERA ELECTRONICS CO. LTD.	CHINA
TUNGSTEN	SPECIAL METALS	UNITED STATES
TUNGSTEN	TAIYO NIPPON SANSO TAIWAN	KOREA, REPUBLIC OF
TUNGSTEN	TAMANO SMELTER, HIBI KYODO SMELTING CO., LTD	JAPAN
TUNGSTEN	TANAKA KIKINZOKU INTERNATIONAL CO.	JAPAN
TUNGSTEN	TEJING (VIETNAM) TUNGSTEN CO., LTD.	VIETNAM*
TUNGSTEN	THAISARCO	THAILAND*
TUNGSTEN	TOSOH SMD (SHANGHAI) CO., LTD	CHINA
TUNGSTEN	TRANZACT	UNITED STATES
TUNGSTEN	TRIUMPH GROUP, INC	UNITED STATES
TUNGSTEN	ULVAC, INC.	JAPAN
TUNGSTEN	UNION TOOL,CO.LTD	JAPAN
TUNGSTEN	UNITED MICROELECTORNICE CORPRATION	TAIWAN
TUNGSTEN	VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO., LTD.	VIETNAM*
TUNGSTEN	WAH LEE INDUSTRIAL CORP.,	TAIWAN
TUNGSTEN	WBH	AUSTRIA
TUNGSTEN	WILLIAMS ADVANCED MATERIALS	JAPAN
TUNGSTEN	WILLIAMS BREWSTER	UNITED STATES
TUNGSTEN	WOLFRAM BERGBAU UND HÜTTEN AG	AUSTRIA*
TUNGSTEN	WOLFRAM INDUSTRIE MBH	GERMANY
TUNGSTEN	WOLFRAM JSC	MOSCOW, RUSSIAN

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.

Metal	Smelter Name	Country of Smelter Facility
TUNGSTEN	XIAMEN CARBIDE LTD.	CHINA
TUNGSTEN	XIAMEN H.C.	CHINA
TUNGSTEN	XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA*
TUNGSTEN	XIANGLU TUNGSTEN INDUSTRY CO. LTD.	CHINA
TUNGSTEN	XIMEN GOLDEN EGRENT SPECIAL ALLOY	CHINA
TUNGSTEN	XINHAI RENDAN SHAOGUAN TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	XINYE DINGTAI ELECTRONIC&ACCURACY TECHNOLOGY COMPANY LIMITED.	CHINA
TUNGSTEN	XTC	CHINA
TUNGSTEN	YOUGSUN	VIET NAM
TUNGSTEN	ZHANGYUAN TUNGSTEN CO LTD	CHINA

*CFSP Conflict-Free
**CFSP Active – in the process of becoming CFSP Conflict-Free.